UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

             New York                  1-9493                 13-5670050
   (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)          File Number)          Identification No.)

              105 Corporate Park Drive
               White Plains, New York                               10604
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 - Paxar Corporation Press Release, issued July 28, 2004.

Item 12. Results of Operations and Financial Condition.

         On July 28, 2004, Paxar Corporation issued a press release announcing its second-quarter fiscal year 2004 earnings. A copy of Paxar's press release is attached to this report as Exhibit 99.1 and incorporated by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PAXAR CORPORATION
                                     (Registrant)


Date: July 28, 2004                  By:      /s/ Larry M. Segall
                                         ---------------------------------------
                                              Larry M. Segall
                                              Vice President & Controller

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